UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 23, 2007

ADDVANTAGE TECHNOLOGIES GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

1-10799	73-1351610
(Commission file Number)	(IRS Employer Identification No.)

1221 E. Houston, Broken Arrow Oklahoma	74012
(Address of Principal Executive Offices)	(Zip Code)

(918) 251-9121
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Countinued Listing Rule or Standard; Transfer of Listing.

    On August 23, 2007, ADDvantage Technologies Group, Inc. (the "Company"), pursuant to authorization by the Company's Board of Directors, notified the American Stock Exchange ("AMEX") that the Company intends to voluntarily withdraw its listing of its common stock, $0.01 par value (the "Common Stock") on the AMEX in order to transfer its listing to The NASDAQ Stock Market LLC ("NASDAQ").

    The Company anticipates that the Common Stock will commence trading on NASDAQ on or about September 12, 2007, and will countinue to trade under the symbol AEY.

Item 7.01 Regulation FD Disclosure.

   A copy of the press release announcing the transfer of the Company's listing of its common stock to NASDAQ is attached as Exhibit 99.1 to this report.

 Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

        The following Exhibits is furnished herewith:

99.1	Press Release dated August 23, 2007, issued by the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                           ADDVANTAGE TECHNOLOGIES GROUP, INC.

 Date: August 24, 2007                                                                                                       By: /s/ Daniel E. O'Keefe
                                                                                                                                                            Daniel E. O'Keefe
                                            Chief Financial Officer

Exhibit Index

Exhibit Number      Description

99.1	Press Release dated August 23, 2007, issued by the Company